Exhibit 10.3

EXECUTION VERSION

CONFIDENTIAL

INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT

Dated as of December 20, 2016

among

INCEPTION PARENT, INC.,

as Holdings,

RACKSPACE HOSTING, INC.,

as Borrower,

THE SUBSIDIARY LOAN PARTIES,

THE LENDERS PARTY HERETO

and

CITIBANK, N.A.,

as Administrative Agent,

CITIGROUP GLOBAL MARKETS INC.,

DEUTSCHE BANK SECURITIES INC.,

BARCLAYS BANK PLC,

RBC CAPITAL MARKETS,

and

CREDIT SUISSE SECURITIES (USA) LLC,

as Joint Lead Arrangers and Joint Bookrunners,

DEUTSCHE BANK SECURITIES INC.,

BARCLAYS BANK PLC,

ROYAL BANK OF CANADA,

and

CREDIT SUISSE SECURITIES (USA) LLC,

as Syndication Agents and Documentation Agents,

APOLLO GLOBAL SECURITIES, LLC,

as Co-Manager

INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT

This INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT (this “Agreement”), dated as of December 20, 2016, is made by and among Inception Parent, Inc., a Delaware corporation (“Holdings”), Rackspace Hosting, Inc., a Delaware corporation (the “Borrower”), each “Subsidiary Loan Party” listed on the signature pages hereto (each, a “Subsidiary Loan Party” and, collectively, jointly and severally, the “Subsidiary Loan Parties”), Citibank, N.A., as Administrative Agent under the Existing Credit Agreement (as defined below) (the “Administrative Agent”), and each of the Lenders party hereto.

PRELIMINARY STATEMENTS:

(1)    Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain First Lien Credit Agreement, dated as of November 3, 2016 (as modified by the Joinder Agreement dated as of November 3, 2016 and as amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”).

(2)    The Borrower has requested that the 2016 Refinancing Term B Lenders (as defined below) provide 2016 Refinancing Term B Loans (as defined below) in an aggregate principal amount of $2,000,000,000, as Refinancing Term Loans (as defined in the Existing Credit Agreement) pursuant to Section 2.21(j) of the Existing Credit Agreement.

(3)    On the Effective Date (as defined below), each Existing Term B Lender (as defined below) that shall have executed and delivered a consent to this Agreement substantially in the form of Exhibit A hereto (a “2016 Refinancing Term B Loan Consent”) indicating the “Cashless Settlement Option” (each such Existing Term B Lender, a “2016 Refinancing Term B Cashless Settlement Option Lender”) shall be deemed to have exchanged all of its Existing Term B Loans (as defined below) (or such lesser amount as allocated to such 2016 Refinancing Term B Cashless Settlement Option Lender on or prior to the Effective Date) for an equal aggregate principal amount of 2016 Refinancing Term B Loans and such Lender shall thereafter become a 2016 Refinancing Term B Lender (as defined below).

(4)    On the Effective Date, each Person that executes and delivers this Agreement as an Additional 2016 Refinancing Term B Lender (as defined below) will make Additional 2016 Refinancing Term B Loans (as defined below) to the Borrower in an aggregate principal amount equal to its Additional 2016 Refinancing Term B Loan Commitment (as defined below), the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Existing Term B Loans that are not exchanged for 2016 Refinancing Term B Loans (including Loans from Existing Term B Lenders that execute and deliver a 2016 Refinancing Term B Loan Consent indicating the “Post-Closing Settlement Option” (each such Existing Term B Lender, a “2016 Refinancing Term B Post-Closing Option Lender”)).

(5)    With respect to the 2016 Refinancing Term B Loan Commitments (as defined below), (i) Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Bank PLC, RBC

Capital Markets1 and Credit Suisse Securities (USA) LLC will act as the joint lead arrangers (in such capacity, the “2016 Refinancing Arrangers”) and joint bookrunners, (ii) Apollo Global Securities, LLC will act as co-manager (in such capacity, the “Co-Manager”) and (iii) Deutsche Bank Securities Inc., Barclays Bank PLC, Royal Bank of Canada and Credit Suisse Securities (USA) LLC will act as documentation agents and syndication agents.

(6)    The Administrative Agent, Holdings, the Borrower and the Lenders party hereto (which Lenders constitute the Required Lenders) desire to memorialize the terms of this Agreement and to make certain other changes set forth herein and in the Amended Credit Agreement (as defined below) by amending and restating, in accordance with Section 9.08(b) of the Existing Credit Agreement, the Existing Credit Agreement as set forth below, such amendment to become effective at the Amendment Effective Time (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. In addition, as used in this Agreement, the following terms have the meanings specified:

“2016 Refinancing Term B Lender” shall mean, collectively, (i) each 2016 Refinancing Term B Cashless Settlement Option Lender and (ii) each Additional 2016 Refinancing Term B Lender.

“2016 Refinancing Term B Loan Commitments” shall mean, collectively, (i) the 2016 Refinancing Term B Loan Exchange Commitments and (ii) the Additional 2016 Refinancing Term B Loan Commitments.

“2016 Refinancing Term B Loan Exchange Commitment” shall mean the agreement of a 2016 Refinancing Term B Cashless Settlement Option Lender to exchange all of its Existing Term B Loans (or such lesser amount as allocated to such 2016 Refinancing Term B Cashless Settlement Option Lender by the 2016 Refinancing Arrangers on or prior to the Effective Date) for an equal aggregate principal amount of 2016 Refinancing Term B Loans on the Effective Date.

“2016 Refinancing Term B Loans” shall mean, collectively, (i) each Loan received in exchange for an Existing Term B Loan that is held by a 2016 Refinancing Term B Cashless Settlement Option Lender and (ii) each Additional 2016 Refinancing Term B Loan.

“2016 Refinancing Term B Non-Exchanging Lender” shall mean each Existing Term B Lender that (i) did not execute and deliver a 2016 Refinancing Term B Loan Consent on or prior to the Effective Date or (ii) is a 2016 Refinancing Term B Post-Closing Option Lender.

“Additional 2016 Refinancing Term B Lender” shall mean a Person with an Additional 2016 Refinancing Term B Loan Commitment on the Effective Date. For the avoidance of doubt, an Existing Term B Lender immediately prior to the Effective Date may also be an Additional 2016 Refinancing Term B Lender.

[1]	RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its Affiliates.

“Additional 2016 Refinancing Term B Loan” shall mean a Loan that is made pursuant to Section 2(a) of this Agreement.

“Additional 2016 Refinancing Term B Loan Commitment” shall mean, with respect to each Additional 2016 Refinancing Term B Lender, the commitment of such Additional 2016 Refinancing Term B Lender to make Additional 2016 Refinancing Term B Loans to the Borrower on the Effective Date. The amount of each Lender’s Additional 2016 Refinancing Term B Loan Commitment as of the Effective Date is set forth on Schedule 1 hereto.

“Existing Term B Lender” shall mean a Lender with Existing Term B Loans outstanding immediately prior to the Effective Date.

“Existing Term B Loans” shall mean Term B Loans outstanding under the Existing Credit Agreement immediately prior to the Effective Date.

SECTION 2.    Existing Term B Loan Refinancing. (a) Subject to the terms and conditions set forth herein, each of the Additional 2016 Refinancing Term B Lenders agrees to make Additional 2016 Refinancing Term B Loans to the Borrower on the Effective Date in a principal amount not to exceed its Additional 2016 Refinancing Term B Loan Commitment. The Borrower shall prepay in full all Existing Term B Loans of each 2016 Refinancing Term B Non-Exchanging Lender (and, to the extent the aggregate principal amount of Existing Term B Loans of any 2016 Refinancing Term B Cashless Settlement Option Lender exceeds the 2016 Refinancing Term B Loan Exchange Commitment of such 2016 Refinancing Term B Cashless Settlement Option Lender, Existing Term B Loans of such 2016 Refinancing Term B Cashless Settlement Option Lender in an aggregate principal amount equal to such excess amount) with the gross proceeds of the Additional 2016 Refinancing Term B Loans and other funds available to the Borrower. Unless previously terminated, the Additional 2016 Refinancing Term B Loan Commitments shall terminate at 11:59 p.m., New York City time, on the Effective Date.

(b)    Subject to the terms and conditions set forth herein, each 2016 Refinancing Term B Cashless Settlement Option Lender hereby agrees that all of its Existing Term B Loans (or a lesser amount allocated to such 2016 Refinancing Term B Cashless Settlement Option Lender by the 2016 Refinancing Arrangers on or prior to the Effective Date) will be automatically exchanged for a like principal amount of 2016 Refinancing Term B Loans on the Effective Date.

SECTION 3.    Representations of the Loan Parties. Each Loan Party hereby represents and warrants to the other parties hereto as of the Effective Date that:

(a) this Agreement has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(b)    the representations and warranties of the Borrower and each other Loan Party contained in the Loan Documents shall be true and correct in all material respects on and as of the

Effective Date (both before and after giving effect to the borrowing of the 2016 Refinancing Term B Loans) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(c)    after giving effect to this Agreement, the execution, delivery and performance by each Loan Party of this Agreement (i) have been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Party and (ii) will not (x) violate (A) any provision of law, statute, rule or regulation applicable to such Loan Party, (B) the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of such Loan Party, (C) any applicable order of any court or any rule, regulation or order of any Governmental Authority applicable to such Loan Party or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound, (y) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right or obligation (including any payment) under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (x) or (y) of this clause (c), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (z) result in the creation or imposition of any Lien upon or with respect to (1) any property or assets now owned or hereafter acquired by such Loan Party, other than the Liens created by the Loan Documents and Permitted Liens, or (2) any Equity Interests of the Borrower now owned or hereafter acquired by Holdings, other than Liens created by the Loan Documents or Liens not prohibited by Section 6.02 of the Amended Credit Agreement; and

(d)    at the time of and immediately after giving effect to this Agreement, no Default or Event of Default has occurred or is continuing or shall result from this Agreement in respect of the 2016 Refinancing Term B Loans or from the application of the proceeds therefrom.

SECTION 4.    Conditions of Lending. The obligations of the 2016 Refinancing Term B Lenders to make 2016 Refinancing Term B Loans on the Effective Date are subject (at the time of or substantially concurrently with the making of such 2016 Refinancing Term B Loans) to the satisfaction (or waiver in accordance with Section 9.08 of the Existing Credit Agreement or by a majority of the 2016 Refinancing Term B Lenders) of the following conditions (the date of such satisfaction or waiver, the “Effective Date”):

(a)    The Administrative Agent (or its counsel) shall have received (i) from each 2016 Refinancing Term B Cashless Settlement Option Lender, each 2016 Refinancing Term B Post-Closing Option Lender and each Additional 2016 Refinancing Term B Lender and (ii) from each of Holdings, the Borrower and the Subsidiary Loan Parties, either (x) a counterpart of this Agreement signed on behalf of such party (or a 2016 Refinancing Term B Loan Consent) or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Agreement by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Agreement (or a 2016 Refinancing Term B Loan Consent).

(b)    The Borrower shall have paid to the Administrative Agent, for the ratable account of each Existing Term B Lender immediately prior to the Effective Date, simultaneously with the making of the 2016 Refinancing Term B Loans, the prepayment premium payable pursuant to Section 2.12(d) of the Existing Credit Agreement and all accrued and unpaid interest on their Existing Term B Loans to, but not including, the Effective Date.

(c)    The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Effective Date

(i)    either (x) attaching a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying there have been no changes to the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents of such Loan Party since the Closing Date,

(ii)    attaching a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official),

(iii)    either (x) certifying that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below or (y) with respect to any Loan Party other than the Borrower or Holdings, certifying that there have been no changes to the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party since the Closing Date,

(iv)    certifying that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents executed in connection with this Agreement to which such Loan Party is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date,

(v)    certifying as to the incumbency and specimen signature of each officer executing any Loan Document executed in connection with this Agreement on behalf of such Loan Party, and

(vi)    certifying as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.

(d)    The Administrative Agent shall have received, on behalf of itself and the Lenders, a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP (A) dated the Effective Date, (B) addressed to the Administrative Agent and the Lenders on the Effective Date and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to this Agreement as the Administrative Agent shall reasonably request.

(e)    The Administrative Agent shall have received all fees payable thereto or to any 2016 Refinancing Arranger, the Co-Manager and any 2016 Refinancing Term B Lender, on or prior to the Effective Date and, to the extent invoiced at least three Business Days prior to the Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the Effective Date (which amounts may be offset against the proceeds of the Loans made hereunder).

(f)    The Administrative Agent shall have received on or prior to three Business Days prior to the Effective Date all documentation and other information of the type set forth in Section 3.25(a) of the Existing Credit Agreement, to the extent such information has been requested not less than 5 Business Days prior to the Effective Date.

(g)    The Borrower shall have delivered to the Administrative Agent a certificate from a Responsible Officer of the Borrower dated as of the Effective Date, to the effect set forth in Sections 3(b) and 3(d) hereof.

SECTION 5.    Consent and Affirmation of the Subsidiary Loan Parties. Each of the Subsidiary Loan Parties, in its capacity as a guarantor under the Subsidiary Guarantee Agreement and a pledgor under the other Security Documents, hereby (i) consents to the execution, delivery and performance of this Agreement and agrees that each of the Subsidiary Guarantee Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement and (ii) confirms that the Security Documents to which each of the Subsidiary Loan Parties is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

SECTION 6.    Amendment and Restatement of the Existing Credit Agreement. Immediately after the funding of the 2016 Refinancing Term B Loans on the Effective Date pursuant to Section 4 hereof (such time, the “Amendment Effective Time”), the Existing Credit Agreement shall be amended and restated in its entirety as set forth on Annex A hereto (the Existing Credit Agreement, as so amended and restated, the “Amended Credit Agreement”), and the Lenders party hereto (which Lenders constitute the Required Lenders) consent to the Amended Credit Agreement and direct the Administrative Agent to enter into such other Loan Documents and to take such other actions as the Administrative Agent determines may be necessary or desirable to give effect to the transactions contemplated hereby.

SECTION 7.    Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Time, each reference in the Amended Credit Agreement to “hereunder”, “hereof”, “Agreement”, “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement”, “First Lien Credit Agreement”, “thereunder”, “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Amended Credit Agreement. From and after the Amendment Effective Time, this Agreement shall be a Loan Document under the Existing Credit Agreement and the Amended Credit Agreement.

(b)    The Security Documents and each other Loan Document, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Security Documents, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Existing Credit Agreement and the Amended Credit Agreement. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)     This Agreement shall constitute an “Incremental Assumption Agreement”, the 2016 Refinancing Term B Lenders shall constitute “Refinancing Term Lenders” and “Lenders”, the 2016 Refinancing Term B Loans shall constitute “Refinancing Term Loans”, “Term Loans” and “Loans”, the 2016 Refinancing Term B Loan Commitments shall constitute “Refinancing Term Loan Commitments” and “Commitments”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents.

(e)     This Agreement shall constitute notice to the Administrative Agent required under Sections 2.10(d) and 2.21(j) of the Existing Credit Agreement and each Lender party hereto hereby waives any prior notice requirement under the Existing Credit Agreement, including Section 2.21(j) thereof (and such shorter period(s) are agreed to by the Administrative Agent).

SECTION 8.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by .pdf or other electronic form shall be effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 9.    Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and the Lenders party hereto. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.    Governing Law; Etc.

(a)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(b)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.11 AND 9.15 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 11.    No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith and except to the extent repaid as provided herein. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

SECTION 12.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

HOLDINGS:

INCEPTION PARENT, INC., a Delaware corporation

By:	/s/ William Taylor Rhodes
Name: William Taylor Rhodes
Title: President

BORROWER:

RACKSPACE HOSTING, INC., a Delaware corporation

By:	s/ William Taylor Rhodes
Name: William Taylor Rhodes
Title: President

SUBSIDIARY LOAN PARTIES:

MACRO CAPITAL MANAGEMENT, INC.
RACKSPACE US, INC.
RACKSPACE DAL1DC MANAGEMENT, LLC
RACKSPACE MOBILITY, LLC
RENO ACQUISITION SUB, LLC
OVERSTIMULATE, LLC
EXCEPTIONAL CLOUD SERVICES, LLC
MAILGUN, LLC
OPENSTACK, LLC
OBJECTROCKET, LLC
BOARDMAN ACQUISITION LLC
GEEKSPACE, LLC
OPEN CLOUD ACADEMY, LLC
LITESTACK, INC.
RACKSPACE PROFESSIONAL SERVICES, LLC
RACKSPACE VENTURES, LLC
RACKSPACE RENO ACQUISITION, LLC
RACKSPACE LAND HOLDINGS, LLC

By:	/s/ William Alberts
Name: William Alberts
Title: Senior Vice President

[Incremental Assumption and Amendment Agreement]

CITIBANK, N.A.,
as Additional 2016 Refinancing Term B Lender

By:	/s/ Stuart G. Dickson
Name: Stuart G. Dickson
Title: Vice President

[Incremental Assumption and Amendment Agreement]

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Stuart G. Dickson
Name: Stuart G. Dickson
Title: Vice President

[Incremental Assumption and Amendment Agreement]

EXHIBIT A

CONSENT TO INCREMENTAL ASSUMPTION AND AMENDMENT AGREEMENT (EXISTING TERM B LOANS)

CONSENT (this “Consent”) to the Incremental Assumption and Amendment Agreement (the “Agreement”), dated as of December 20, 2016, by and among Inception Parent, Inc., a Delaware corporation, Rackspace Hosting, Inc., a Delaware corporation, the Subsidiary Loan Parties party thereto, Citibank, N.A., as Administrative Agent and each of the Lenders party thereto. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Agreement.

Existing Lenders of Loans. The undersigned Lender hereby irrevocably and unconditionally approves the Agreement and consents as follows (check ONE option):

Cashless Settlement Option	Post-Closing Settlement Option

☐   to exchange 100% of the outstanding principal amount of the Existing Term B Loans held by such Lender for 2016 Refinancing Term B Loans in an equal principal amount or such lesser amount allocated to such Lender by the 2016 Refinancing Arrangers.

☐   to have 100% of the outstanding principal amount of the Existing Term B Loans held by such Lender prepaid on the Effective Date and purchase by assignment the principal amount of 2016 Refinancing Term B Loans committed to separately by the undersigned.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Current holding amount: $

SCHEDULE 1

2016 Refinancing Term B Loan Commitments

2016 Refinancing Term B Lender	Additional 2016 Refinancing Term B Loan Commitment

Citibank, N.A.	$113,040,846.35

Total:	$113,040,846.35

ANNEX A

[See attached.]